UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 15, 2015
 REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
16600 Swingley Ridge Road, Chesterfield, Missouri 63017
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At its meeting on December 15, 2015, the Board of Directors (the “Board”) of Reinsurance Group of America, Incorporated (the “Company”) elected Anna Manning as a director of the Company, effective January 1, 2016. At the 2016 annual meeting of shareholders, Ms. Manning will stand for election to the class of directors continuing in office until 2017. As previously announced, Ms. Manning was appointed as President of the Company effective December 1, 2015, and is expected to be appointed as Chief Executive Officer in late 2016 following the planned retirement of A. Greig Woodring, current Company Chief Executive Officer.

There are no arrangements or understandings between Ms. Manning and any other person pursuant to which she was elected as a director. As previously disclosed by the Company in its Current Report on Form 8-K filed on November 24, 2015, Ms. Manning has entered into an offer letter with the Company, dated October 29, 2015 (the “Offer Letter”). The Offer Letter is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated by reference herein. In addition to the compensation described in the Offer Letter, as an executive employee of the Company, Ms. Manning receives other forms of grants under the Company’s equity compensation plan and participates in certain employee health and welfare benefit plans. Ms. Manning will not receive compensation for serving as a director and is not expected to serve on any committees of the Board.

In connection with her election to the Board, Ms. Manning will enter into a Directors’ Indemnification Agreement with the Company effective January 1, 2016. The form of Directors’ Indemnification Agreement is filed as Exhibit 10.2 to this Current Report and incorporated by reference herein.

Other than as described in this Current Report, the Company is not aware of any transactions, proposed transactions, or series of either to which the Company or any of its subsidiaries was or is to be a participant since January 1, 2014, in which the amount involved exceeds $120,000 and in which Ms. Manning had, or will have, a direct or indirect material interest.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

See Exhibit Index.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: December 16, 2015	By:	/s/ Jack B. Lay
Jack B. Lay
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Offer Letter, dated October 29, 2015, between the Company and Anna Manning, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 24, 2015 (File No. 1-11848).

10.2
Form of Directors’ Indemnification Agreement, incorporated by reference to Exhibit 10.23 to the Company’s Annual Report on Form 10-K for the period ended December 31, 2010, filed on February 28, 2011 (File No. 1-11848).

4